PAGE 1
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Keystone Balanced Fund II
Seeks current income from a quality selection of stocks and bonds.

Dear Shareholder:

We are pleased to have the opportunity to present our first report on the Keystone Balanced Fund II. Following this letter, we have included an interview with your Fund's manager in which he discusses portfolio strategy.

Performance

Since commencement of operations on September 3, 1996 through December 31, 1996, your fund provided the following total returns:

   Class A shares returned 10.00%.

   Class B shares returned 9.89%.

   Class C shares returned 9.79%.

  For the same period, the Standard & Poor's 500, a broad-based index of common stocks, returned 14.4%, and the Lehman Aggregate Bond Index, an index of government, corporate and mortgage-backed securities, returned 4.7%.

  We believe your Fund performed very well during the period. We think the Fund's conservative strategy and emphasis on quality in both stock and bond selection worked very well during a period of uncertainty and volatility.

Taking a conservative approach

Strong corporate earnings and a favorable economic environment sent stocks to new highs during the period. In October the Dow Jones Industrial Average set another record, crossing the 6000 mark, and it continued to rise to the end of the year. In managing your Fund, we took a conservative, but flexible, approach. Your fund invested in a combination of high quality stocks and bonds. At the end of the period, your Fund's asset allocation breakdown was 60% in stocks and 40% in bonds. Your Fund primarily benefitted from its emphasis on the stocks of large, established companies, which were market leaders during the period.

Our outlook

We expect the favorable economic fundamentals of 1996 to continue into 1997. We believe that the economy should grow at a moderate rate, inflation should continue to be under control and interest rates should remain relatively stable. After two years of very strong performance, we anticipate more moderate returns in both the stock and bond markets in 1997. We believe it would be unrealistic to expect another year when returns significantly exceed historical market averages.

  While we have a favorable outlook for 1997, it is important to remember that we are now in the sixth year of a stock market rally, the longest since the end of World War II. History has shown that strong performance does not persist indefinitely, and stocks periodically experience price declines. We experienced this type of correction in June and July, followed by a recovery. While we continue to see opportunities in the stock market, we caution investors to be prepared for less generous returns in the future and to not be surprised by corrections. We believe, however, that investors should maintain a long-term perspective and not be swayed by short-term performance issues, whether they be positive or negative.

                                  --continued--

PAGE 2
------------------------------------------------------------------------------


Keystone Balanced Fund II

Keystone acquired by First Union Corporation

We are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, N.C., is the nation's six largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser, responsible for managing your Fund's portfolio. Your Fund will continue to be managed with the same style and philosophy as in the past.

  First Union also owns another mutual fund management company, Evergreen Asset Management Corp. Together, Evergreen and Keystone manage approximately $30 billion in assets. Some services will now be conducted under the "Evergreen Keystone Funds" umbrella.

  We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

  Thank you for your continued support of Keystone Balanced Fund II. If you have any questions or comments about your investments, we encourage you to write to us.

Sincerely,

/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman
Keystone Investment Management Company

/s/ George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

January 28, 1997

[Photos of Albert H. Elfner, III and George S. Bissell]

           Albert H. Elfner, III     George S. Bissell

PAGE 3
------------------------------------------------------------------------------


                                A Discussion With
                                Your Fund Manager

                           [Photo of Walter McCormick]

Walter McCormick is senior portfolio manager of your Fund and leads Keystone's core equity stock team. A Chartered Financial Analyst, Mr. McCormick holds an MBA from Rutgers University and has more than 26 years of investment management experience. Together with portfolio managers Andrew Baldassarre, Jonathan Noonan, Judith Warners, George Wilkins and Walter Zagrobski, the team focuses on income-producing stocks of established companies that are attractively valued.

Q How would you characterize Keystone Balanced Fund II?

A The Fund seeks consistent returns over the long term without incurring excessive risk. Our conservative management style involves investing in a blend of quality, dividend-paying stocks and bonds. We primarily focus on U.S. companies, and investment grade corporate, government and mortgage-backed securities. By investing in both the stock and bond markets, the Fund seeks to reduce the impact of fluctuations in either market. The combination of growth and income which we seek makes the Fund suitable for conservative investors with long-term financial goals.

Q How do you select stocks for the portfolio?

A We focus on well established companies, that are financially sound and that have long records of consistent earnings growth and dividend payouts. We look for both value and growth, combining the stocks of attractively priced, undervalued companies with those that offer strong potential for price appreciation. We diversify the Fund's investments among a variety of economic sectors and industries.

Q What are your criteria for investing in bonds?

A We emphasize higher rated investment grade corporate and U.S. Treasury securities. We tend to focus on bonds in the top four ratings categories (AAA, AA, A, BBB).

Q What was the economic environment like from September through December 31, 1996?

A The economic environment was positive for investors. After experiencing strong economic growth and relatively high interest rates early in 1996, economic growth moderated to a slower, sustainable pace, and interest rates declined. These factors, coupled with solid corporate profits, provided a strong economic backdrop for stocks. Fixed-income investors also benefitted, as declining interest rates increased the value of existing bonds.

-----------------------------------------------------------------------------
Fund Profile
Objective: Seeks to provide current income and capital appreciation consistent with the preservation of principal.
Number of stocks: 63
Average Quality: AAA
Assets: $7.26 million
Commencement of investment operations: September 3, 1996
-----------------------------------------------------------------------------

PAGE 4
------------------------------------------------------------------------------
Keystone Balanced Fund II


Q Did stocks or bonds contribute most to the Fund's performance?

A Most of your Fund's return came from the stock portion of the portfolio. We selected well established companies, that are financially sound and that have long records of consistent earnings growth and dividend payouts. We found opportunities in a number of different sectors, including telecommunications, energy, finance, and foods.

Q Large-company stocks have been market leaders for more than a year. What are some of the factors that have contributed to their success?

A Many of the large companies in which we invested are multinationals. Over the past several years, many of these companies have undertaken massive restructuring programs, which have paid off. Strict cost-control programs and downsizing have led to greater efficiency and productivity. In many instances, U.S.-based companies have become the low-cost producers of goods and services in the global economy. Established U.S. companies also reaped the rewards of large capital inflows into the stock market. A significant portion of the money invested in the stock market has come from retirement investors. These investors tend to be more conservative and often favor the stocks of high quality companies that usually perform well in rising markets and that tend to hold their own during market downturns.

Q Did you invest in convertible securities?

A On December 31, 1996, convertible securities accounted for 7.6% of the Fund's net assets. We emphasized convertible securities for their attractive yields and price appreciation potential. These securities are convertible into common stock at predetermined prices. As a result, their prices tend to rise along with increases in common stock prices.

Top 10 Holdings
as of December 31, 1996
                                                                  Percentage of
Stocks                        Industry                              net assets
-------------------------------------------------------------------------------
Conseco Conv. Pfd.            Insurance                                1.6
-------------------------------------------------------------------------------
Arden Realty                  Real Estate                              1.5
-------------------------------------------------------------------------------
SunAmerica Conv. Pfd.         Insurance                                1.5
-------------------------------------------------------------------------------
Boston Edison                 Utilities                                1.4
-------------------------------------------------------------------------------
Analog Devices                Electronics                              1.4
-------------------------------------------------------------------------------
Hewlett Packard               Office & Business Equipment              1.4
-------------------------------------------------------------------------------
Prentiss Properties           Real Estate                              1.4
-------------------------------------------------------------------------------
Minnesota Mng. & Mfg.         Diversified Companies                    1.4
-------------------------------------------------------------------------------
Emerson Electric              Capital Goods                            1.3
-------------------------------------------------------------------------------
Halliburton Co.               Oil Services                             1.3
-------------------------------------------------------------------------------

Q What is your outlook?

A We expect the environment for stocks to remain healthy. We anticipate moderate economic growth and believe inflation and interest rates will remain at relatively low levels. We believe these factors, along with our expectations for positive earnings, should favor stocks. However, we believe that returns in 1997 may be less than those of 1996. We would not be surprised to see some short-term pullback in stock prices in the months ahead. Should a "correction" in the stock market occur, we would view it as a normal part of the investing cycle and attempt to use such a downturn to our advantage.

Top 5 Equity Industries
as of December 31, 1996
                             Percentage of
Industry                      net assets
------------------------------------------
Telecommunications               7.1
------------------------------------------
Real Estate                      5.0
------------------------------------------
Oil                              4.9
------------------------------------------
Foods                            4.1
------------------------------------------
Finance                          3.8
------------------------------------------

                                    [diamond]

          This column is intended to answer questions about your Fund.
               If you have a question you would like answered,
           please write to: Evergreen Keystone Investment Services
                 Attn: Shareholder Communications, 22nd Floor
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 5
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Your Fund's Performance

[Mountain Chart]

Growth of an investment in
Keystone Balanced Fund II Class A
In Thousands

             Initial             Reinvested
             Investment          Distributions
 8/96         9,524               9,524
 9/96         9,914               9,914
10/96        10,019              10,111
11/96        10,476              10,572
12/96        10,381              10,476

Total Value: $10,478

A $10,000 investment in Keystone Balanced Fund II Class A made on
September 3, 1996 with all distributions reinvested was worth $10,478 on December 31, 1996. Past performance is no guarantee of future results.


Performance                                          as of December 31, 1996

                                               Class A    Class B    Class C
-----------------------------------------------------------------------------
Total returns*                                   10.00%      9.89%      9.79%
Net asset value   9/3/96                        $10.00     $10.00     $10.00
                12/31/96                        $10.90     $10.91     $10.90
Dividends                                       $ 0.08     $ 0.06     $ 0.06
Capital Gains                                   $ 0.02     $ 0.02     $ 0.02

* From commencement date of 9/3/96 before deduction of front-end or contingent deferred sales charge (CDSC).

Historical Record as of December 31, 1996
------------------------------------------------------------------------------

Cumulative total returns                     Class A      Class B      Class C
Life of Class
Without sales charge                         10.00%       9.89%         9.79%
With sales charge                             4.78%       4.89%         8.79%

Class A, Class B, and Class C shares commenced investment operations on September 3, 1996.

  Class A share performance is reported at the current maximum front-end sales charge of 5.75%.

  Class B shares are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of the period and reflect the deduction of a 5% CDSC.

  Class C shares are subject to a 1% contingent deferred sales charge (CDSC) if redeemed during the first twelve-month period held. Performance assumes that shares were redeemed at the end of the period and reflects the deduction of the CDSC.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

  Shareholders may exchange shares for another Keystone fund in writing or by calling Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 6
------------------------------------------------------------------------------
Keystone Balanced Fund II


                                   Glossary of
                                Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 7
------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS--December 31, 1996
(Unaudited)

                                                       Market
                                           Shares      Value
---------------------------------------------------------------
COMMON STOCKS (51.6%)
CANADA (1.7%)
BUSINESS SERVICES (0.9%)
Laidlaw, Inc.                              6,000      $ 69,000
---------------------------------------------------------------
TELECOMMUNICATIONS (0.8%)
Northern Telecom Ltd.                        900        55,687
---------------------------------------------------------------
TOTAL CANADA                                           124,687
---------------------------------------------------------------
GERMANY (1.3%)
TELECOMMUNICATIONS (1.3%)
Deutsche Telekom AG, ADR (b)               4,500        91,687
---------------------------------------------------------------
UNITED STATES (48.6%)
ADVERTISING & PUBLISHING (0.9%)
Tribune Co.                                  800        63,100
---------------------------------------------------------------
AEROSPACE (2.1%)
Boeing Co.                                   800        85,100
United Technologies Corp.                  1,000        66,000
---------------------------------------------------------------
                                                       151,100
---------------------------------------------------------------
AUTOMOTIVE (0.9%)
Chrysler Corp.                             1,900        62,700
---------------------------------------------------------------
BUSINESS SERVICES (1.1%)
Rental Service Corp. (b)                   3,000        83,438
---------------------------------------------------------------
CAPITAL GOODS (3.2%)
Deere & Co.                                1,700        69,063
Emerson Electric Co.                       1,000        96,750
General Electric Co.                         700        69,212
---------------------------------------------------------------
                                                       235,025
---------------------------------------------------------------
CHEMICALS (1.5%)
du Pont de Nemours & Co.                     600        56,625
Monsanto Co.                               1,300        50,537
---------------------------------------------------------------
                                                       107,162
---------------------------------------------------------------
CONSUMER GOODS (1.0%)
Procter & Gamble Co.                         700        75,250
---------------------------------------------------------------
DIVERSIFIED COMPANIES (1.4%)
Minnesota Mining & Manufacturing Co.       1,200      $ 99,450
---------------------------------------------------------------
DRUGS (3.2%)
American Home Products Corp.               1,000        58,625
Johnson & Johnson                          1,700        84,575
Rhone-Poulenc Rorer, Inc.                  1,100        85,938
---------------------------------------------------------------
                                                       229,138
---------------------------------------------------------------
ELECTRONICS (2.3%)
Analog Devices, Inc. (b)                   3,000       101,625
Intel Corp.                                  500        65,469
---------------------------------------------------------------
                                                       167,094
---------------------------------------------------------------
FINANCE (3.8%)
Bank of Boston Corp.                       1,100        70,675
Federal National Mortgage Association      1,400        52,150
Nationsbank Corp.                            600        58,650
Student Loan Marketing Association         1,000        93,125
---------------------------------------------------------------
                                                       274,600
---------------------------------------------------------------
FOODS (4.1%)
Anheuser-Busch Cos., Inc.                  1,700        68,000
Nabisco Holdings Corp., Class A            1,800        69,975
Philip Morris Cos., Inc.                     600        67,575
Pioneer Hi Bred International, Inc.        1,300        91,000
---------------------------------------------------------------
                                                       296,550
---------------------------------------------------------------
METALS & MINING (0.8%)
Nucor Corp.                                1,100        56,100
---------------------------------------------------------------
NATURAL GAS (0.8%)
Sonat, Inc.                                1,200        61,800
---------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (1.4%)
Hewlett Packard Co.                        2,000       100,500
---------------------------------------------------------------
OIL (4.9%)
Atlantic Richfield Co.                       600        79,500
Exxon Corp.                                  700        68,600
Kerr McGee Corp.                             900        64,800
Mobil Corp.                                  600        73,350
Pennzoil Co.                               1,300        73,450
---------------------------------------------------------------
                                                       359,700
---------------------------------------------------------------

PAGE 8
---------------------------------------------------------------
Keystone Balanced Fund II


OIL SERVICES (2.3%)
Halliburton Co.                            1,600     $   96,400
Schlumberger, Ltd.                           700         69,914
---------------------------------------------------------------
                                                        166,314
---------------------------------------------------------------
REAL ESTATE (5.0%)
Arden Realty, Inc. (R.E.I.T.)              4,000        111,000
Beacon Properties (R.E.I.T.)               2,200         80,575
Patriot American Hospitality, Inc.
 (R.E.I.T.)                                1,600         69,000
Prentiss Properties Trust (R.E.I.T.)       4,000        100,000
---------------------------------------------------------------
                                                        360,575
---------------------------------------------------------------
RETAIL (0.7%)
Kmart Financing, Inc.                      1,100         53,625
---------------------------------------------------------------
TELECOMMUNICATIONS (5.0%)
Ameritech Corp.                            1,000         60,625
Bell Atlantic Corp.                        1,000         64,750
Bellsouth Corp                             1,600         64,600
GTE Corp.                                  1,400         63,700
Lucent Technologies, Inc.                  1,100         50,875
SBC Communications, Inc.                   1,200         62,100
---------------------------------------------------------------
                                                        366,650
---------------------------------------------------------------
TRANSPORTATION (0.8%)
Norfolk Southern Corp.                       700     $   61,250
---------------------------------------------------------------
UTILITIES (1.4%)
Boston Edison Co.                          3,800        102,125
---------------------------------------------------------------
TOTAL UNITED STATES                                   3,533,246
---------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost--$3,383,944)                                   3,749,620
---------------------------------------------------------------
CONVERTIBLE/PREFERRED STOCKS (4.8%)
Alco Standard Corp., ADS                     700         66,850
Conseco, Inc.                              1,000        113,750
Fuji International Financing Bermuda
 Trust, ADR (b)                                2         61,829
Sunamerica, Inc.                           2,500        105,625
---------------------------------------------------------------
TOTAL CONVERTIBLE/PREFERRED STOCKS
 (Cost--$314,447)                                       348,054
---------------------------------------------------------------


                                  Interest   Maturity      Par        Market
                                    Rate       Date       Value        Value
------------------------------------------------------------------------------
FIXED INCOME (41.4%)
CONVERTIBLE BONDS & NOTES (2.8%)
CAPITAL GOODS (1.5%)
Robbins & Myers, Inc.               6.50%      2003      $100,000    $110,500
------------------------------------------------------------------------------
RETAIL (1.3%)
Saks Holdings, Inc.                 5.50       2006       100,000      91,875
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS & NOTES (Cost--$200,000)                      202,375
------------------------------------------------------------------------------
BANK & FINANCE BONDS & NOTES (1.1%)
Swift Energy Co.                    6.25       2006        75,000      81,281
------------------------------------------------------------------------------
TOTAL BANK & FINANCE BONDS & NOTES (Cost--$75,000)                     81,281
------------------------------------------------------------------------------

PAGE 9
------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS--December 31, 1996
(Unaudited)


                                  Interest   Maturity      Par        Market
                                    Rate       Date       Value        Value
------------------------------------------------------------------------------
UNITED STATES GOVERNMENT (AND AGENCY)
ISSUES (37.5%)
U.S. Treasury Notes                 6.13%      1998     $535,000   $  537,338
U.S. Treasury Notes                 6.50       2001      900,000      909,846
U.S. Treasury Notes                 6.50       2005      630,000      634,038
U.S. Treasury Bonds                 6.75       2026      340,000      342,550
Federal Home Loan Bank, Cons.
 Discount Note                                 1997      300,000      299,814
------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT (AND AGENCY) ISSUES
 (Cost--$2,697,969)                                                 2,723,586
------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$2,972,969)                               3,007,242
------------------------------------------------------------------------------


                                             Maturity
                                               Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.8%)
REPURCHASE AGREEMENTS (1.8%)
Investments in repurchase
 agreements, in a joint
 trading account, purchased
 12/31/96, 6.716%, maturing
 1/2/97 (Cost $130,000) (a)                  $130,050              $  130,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost--$6,801,360)                                7,234,916
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (0.4%)                               28,008
------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                $7,262,924
------------------------------------------------------------------------------

(a) The repurchase agreements are fully collateralized by U. S. government and/or agency obligations based on market prices at December 31, 1996.
(b) Non-income-producing security.

Legend of Portfolio Abbreviations:
ADR--American Depository Receipt
ADS---American Depository Share
REIT--Real Estate Investment Trust

See Notes to Financial Statements.

PAGE 10
------------------------------------------------------------------------------

Keystone Balanced Fund II


FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                               Period from September 3, 1996
                                                (commencement of investment
                                              operations) to December 31, 1996
------------------------------------------------------------------------------
                                                        (Unaudited)

Net asset value beginning of period                       $ 10.00
------------------------------------------------------------------------------
Income from investment operations
Net investment income                                       0.080
Net realized and unrealized gain on
 investments and foreign currency related
 transactions                                               0.916
------------------------------------------------------------------------------
Total from investment operations                            0.996
------------------------------------------------------------------------------
Less distributions from
Net investment income                                      (0.080)
Net realized gain from investments                         (0.016)
------------------------------------------------------------------------------
Total distributions                                        (0.096)
------------------------------------------------------------------------------
Net asset value end of period                             $ 10.90
------------------------------------------------------------------------------
Total return (a)                                            10.00%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                              1.56%(b)(c)
 Total expenses excluding reimbursement                      2.16%(c)
 Net investment income                                       2.65%(c)
Portfolio turnover rate                                        64%
Average commission rate paid                              $0.0783
------------------------------------------------------------------------------
Net assets end of period (thousands)                      $ 1,850
------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% for the period ended December 31, 1996.
(c) Annualized.

See Notes to Financial Statements.

PAGE 11
------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                               Period from September 3, 1996
                                                (commencement of investment
                                              operations) to December 31, 1996
------------------------------------------------------------------------------
                                                        (Unaudited)

Net asset value beginning of period                       $ 10.00
------------------------------------------------------------------------------
Income from investment operations
Net investment income                                       0.060
Net realized and unrealized gain on
 investments and foreign currency related
 transactions                                               0.926
------------------------------------------------------------------------------
Total from investment operations                            0.986
------------------------------------------------------------------------------
Less distributions from
Net investment income                                      (0.060)
Net realized gain from investments                         (0.016)
------------------------------------------------------------------------------
Total distributions                                        (0.076)
------------------------------------------------------------------------------
Net asset value end of period                             $ 10.91
------------------------------------------------------------------------------
Total return (a)                                             9.89%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                              2.29%(b)(c)
 Total expenses excluding reimbursement                      4.87%(c)
 Net investment income                                       1.94%(c)
Portfolio turnover rate                                        64%
Average commission rate paid                              $0.0783
------------------------------------------------------------------------------
Net assets end of period (thousands)                      $ 5,224
------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.25% for the period ended December 31, 1996.
(c) Annualized.

See Notes to Financial Statements.

PAGE 12
------------------------------------------------------------------------------
Keystone Balanced Fund II


FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                               Period from September 3, 1996
                                                (commencement of investment
                                              operations) to December 31, 1996
------------------------------------------------------------------------------
                                                        (Unaudited)

Net asset value beginning of period                       $ 10.00
------------------------------------------------------------------------------
Income from investment operations
Net investment income                                       0.070
Net realized and unrealized gain on
 investments and foreign currency related
 transactions                                               0.906
------------------------------------------------------------------------------
Total from investment operations                            0.976
------------------------------------------------------------------------------
Less distributions from
Net investment income                                      (0.060)
Net realized gains from investments                        (0.016)
------------------------------------------------------------------------------
Total distributions                                        (0.076)
------------------------------------------------------------------------------
Net asset value at the end of period                      $ 10.90
------------------------------------------------------------------------------
Total return (a)                                             9.79%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                              2.29%(b)(c)
 Total expenses excluding reimbursement                      4.93%(c)
 Net investment income                                       2.01%(c)
Portfolio turnover rate                                        64%
Average commission rate paid                              $0.0783
------------------------------------------------------------------------------
Net assets end of period (thousands)                      $   189
------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.25% for the period ended December 31, 1996.
(c) Annualized.

See Notes to Financial Statements.

PAGE 13
------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996 (Unaudited)

-------------------------------------------------------------------------
Assets
 Investments at market value
  (identified cost--$6,801,360)                                $7,234,916
 Cash                                                               1,148
 Receivable for:
  Investments sold                                                 24,862
  Dividends and interest                                           54,175
 Prepaid organization                                              17,676
 Other receivables                                                 29,303
 Due from Adviser                                                  37,431
-------------------------------------------------------------------------
   Total assets                                                 7,399,511
-------------------------------------------------------------------------
Liabilities
 Payable for:
  Investments purchased                                           135,881
 Other accrued expenses                                               706
-------------------------------------------------------------------------
   Total liabilities                                              136,587
-------------------------------------------------------------------------
Net assets                                                     $7,262,924
-------------------------------------------------------------------------
Net assets represented by (Note 1)
 Paid-in-capital                                               $6,699,417
 Undistributed net investment income                                2,550
 Accumulated net realized gain on investments                     127,401
 Net unrealized appreciation on investments                       433,556
-------------------------------------------------------------------------
   Total net assets                                            $7,262,924
-------------------------------------------------------------------------
Net asset value per share (Note 2)
 Class A Shares
  Net assets of $1,849,708 / 169,693 shares outstanding            $10.90
  Offering price per share ($10.90 / 0.9425)
  (based on sales charge of 5.75% of the offering price
   at December 31, 1996) (Note 1)                                  $11.56
 Class B Shares
  Net assets of $5,224,441 / 478,969 shares outstanding            $10.91
 Class C Shares
  Net assets of $188,775 / 17,314 shares outstanding               $10.90
-------------------------------------------------------------------------


STATEMENT OF OPERATIONS
Period from September 3, 1996
(commencement of investment operations)
to December 31, 1996 (Unaudited)

--------------------------------------------------------------------------
Investment income (Note 1)
 Dividends (net of foreign withholding taxes of $72)              $ 30,775
 Interest                                                           67,982
--------------------------------------------------------------------------
   Total income                                                     98,757
--------------------------------------------------------------------------
Expenses (Notes 1, 4, 5 and 6)
 Management fee                                       $ 15,454
 Registration fee                                       28,142
 Shareholder services                                    5,234
 Auditing                                                2,054
 Custodian fees                                          6,623
 Legal                                                   3,081
 Reimburseable accounting fees                           4,108
 Distribution Plan fees                                 12,510
 Organizational fees                                     1,243
 Printing fees                                           4,108
 Miscellaneous fees                                        822
 Reimbursement from investment adviser                 (37,431)
--------------------------------------------------------------------------
   Total expenses                                       45,948
 Less: Expenses paid indirectly                         (2,326)
--------------------------------------------------------------------------
 Net Expenses                                                       43,622
--------------------------------------------------------------------------
 Net investment income                                              55,135
--------------------------------------------------------------------------
Net realized and unrealized gain on investments and
 foreign currency related transactions (Note 3)
 Net realized gain on investments and foreign
  currency related transactions                                    139,314
 Net change in unrealized appreciation on
  investments and foreign currency related
  transactions                                                     433,556
--------------------------------------------------------------------------
 Net realized and unrealized gain on investments
  and foreign currency related transactions                        572,870
--------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations                                                      $628,005
--------------------------------------------------------------------------

See Notes to Financial Statements.

PAGE 14
------------------------------------------------------------------------------
Keystone Balanced Fund II


STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

                                               Period from September 3, 1996
                                                (commencement of investment
                                              operations) to December 31, 1996
------------------------------------------------------------------------------
Operations
 Net investment income                                  $    55,135
 Net realized gain on investments and
  foreign currency related transactions                     139,314
 Net change in unrealized appreciation on
  investments and foreign currency
  related transactions                                      433,556
------------------------------------------------------------------------------
  Net increase in net assets resulting from operations      628,005
------------------------------------------------------------------------------
Distributions to shareholders from (Note 1)
 Net investment income
   Class A                                                  (31,626)
   Class B                                                  (20,337)
   Class C                                                     (621)
Net realized gain on investment transactions
   Class A                                                   (6,325)
   Class B                                                   (5,423)
   Class C                                                     (166)
------------------------------------------------------------------------------
  Total distributions to shareholders                       (64,498)
------------------------------------------------------------------------------
Capital share transactions (Note 2)
 Proceeds from shares sold:
  Class A Shares                                          4,671,766
  Class B Shares                                          5,348,708
  Class C Shares                                            150,674
 Payments for shares redeemed:
  Class A Shares                                         (3,214,492)
  Class B Shares                                           (386,633)
  Class C Shares                                                (60)
 Net asset value of shares issued in
  reinvestment of distributions:
  Class A Shares                                              6,959
  Class B Shares                                             22,020
  Class C Shares                                                475
------------------------------------------------------------------------------
  Net increase in net assets resulting
   from capital share transactions                        6,599,417
------------------------------------------------------------------------------
  Total increase in net assets                            7,162,924
------------------------------------------------------------------------------
Net assets
 Beginning of period                                        100,000
------------------------------------------------------------------------------
 End of period (includes undistributed
  net investment income of $2,550) (Note 1)             $ 7,262,924
------------------------------------------------------------------------------

See Notes to Financial Statements.

PAGE 15
------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

Keystone Balanced Fund II (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to provide shareholders with current income and capital appreciation consistent with the preservation of principal.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such

PAGE 16
------------------------------------------------------------------------------
Keystone Balanced Fund II


transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain
(loss) on foreign currency transactions.

D. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

E. Organization Expenses

The Fund's organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by First Union during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

F. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

G. Distributions

The Fund distributes net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains.

H. Class Allocations

As of December 31, 1996, Class A shares were offered at a public offering price which included a maximum sales charge of 5.75% payable at the time of purchase. Class B shares were sold subject to a contingent deferred sales charge that was payable upon redemption and decreased depending on how long the shares had been held. Class B shares purchased on or after June 1, 1995 that had been outstanding for eight years automatically converted to Class A shares. Class B shares purchased prior to June 1, 1995 that had

PAGE 17
------------------------------------------------------------------------------


been outstanding for seven years automatically converted to Class A shares. Class C shares were sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:


                          Period from September 3, 1996
                          (commencement of operations)
                              to December 31, 1996
------------------------------------------------------------------------------
Class A
Shares sold                                                          458,332
Shares redeemed                                                     (293,305)
Shares issued in reinvestment of dividends and distributions             666
------------------------------------------------------------------------------
Net increase                                                         165,693
------------------------------------------------------------------------------
Class B
Shares sold                                                          509,919
Shares redeemed                                                      (36,055)
Shares issued in reinvestment of dividends and distributions           2,105
------------------------------------------------------------------------------
Net increase                                                         475,969
------------------------------------------------------------------------------
Class C
Shares sold                                                           14,275
Shares redeemed                                                           (6)
Shares issued in reinvestment of dividends and distributions              45
------------------------------------------------------------------------------
Net increase                                                          14,314
------------------------------------------------------------------------------

3. Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the period ended December 31, 1996:

                                                     Cost of       Proceeds
                                                    Purchases     from Sales
------------------------------------------------------------------------------
Non-U.S. Government                                 $5,574,287    $1,712,239
U.S. Government                                     $5,663,306    $2,998,210
------------------------------------------------------------------------------

4. Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated and paid monthly.

  Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter. On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of BISYS Group Inc. At that time, EKD replaced EKIS as the Fund's principal underwriter.

PAGE 18
------------------------------------------------------------------------------
Keystone Balanced Fund II


  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the period ended December 31, 1996, the Fund paid $1,071 to EKIS under the Class A Distribution Plan.

  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

  During the period ended December 31, 1996, under the Class B Distribution Plans, the Fund paid or accrued $353 for Class B shares purchased before June 1, 1995 and subsequently exchanged into the Fund and $10,690 for Class B shares purchased on or after June 1, 1995. The Fund paid $396 under the Class C Distribution Plan.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

  At December 31, 1996 total unpaid distribution costs were $4,859 for Class B shares purchased before June 1, 1995 and subsequently exchanged into the Fund and $291,384 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $9,283.

  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provides investment management and administrative services to the Fund. In return, Keystone is paid a management fee that is computed and paid daily. The management fee is calculated by applying percentage rates, which start at 0.55% and decline to 0.25% per annum as net assets increase, to the average daily net asset value of the Fund.

  Keystone has voluntarily limited the expenses of Class A shares to 1.50% of its average daily net assets and has limited the expenses of Class B and C to 2.25% of the average daily net assets of each respective class. For the period ended December 31, 1996, Keystone reimbursed the Fund $37,431.

  During the period ended December 31, 1996, the Fund paid or accrued $4,108 to Keystone for certain accounting services. The Fund paid or accrued $5,234 to Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the period ended Decem-

PAGE 19
------------------------------------------------------------------------------


ber 31, 1996, the Fund incurred total custody fees of $6,623 and received a credit of $2,326 pursuant to this expense offset arrangement, resulting in a net custody expense of $4,297. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

PAGE 20
------------------------------------------------------------------------------
Keystone Balanced Fund II


                               Keystone's Services
                                for Shareholders

  KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

  EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

  ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

  REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

  EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

  ELECTRONIC FUNDS TRANSFER (EFT)--Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

  CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

  EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

  RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

  Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

PAGE 21
------------------------------------------------------------------------------

Additional Information
(Unaudited)

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. To elect the following Trustees:

                                Affirmative     Withheld
--------------------------------------------------------
Laurence B. Ashkin                491,285        4,987
Frederick Amling                  491,285        4,987
Charles A. Austin III             491,285        4,987
Foster Bam                        491,285        4,987
George S. Bissell                 491,285        4,987
Edwin D. Campbell                 491,285        4,987
Charles F. Chapin                 491,285        4,987
K. Dun Gifford                    491,285        4,987
James S. Howell                   491,285        4,987
Leroy Keith, Jr.                  491,285        4,987
F. Ray Keyser, Jr.                491,285        4,987
Gerald M. McDonell                491,285        4,987
Thomas L. McVerry                 491,285        4,987
William Walt Pettit               491,285        4,987
David M. Richardson               491,285        4,987
Russell A. Salton, III M.D.       491,285        4,987
Michael S. Scofield               491,285        4,987
Richard J. Shima                  491,285        4,987
Andrew J. Simons                  491,285        4,987

2. To approve an Investment Advisory and Management Agreement between Keystone Investment Management Company and the Fund, subject to completion of the Merger, substantially as described in the Proxy Statement.

                Affirmative        487,577
                Against              1,063
                Abstain              7,631

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                KEYSTONE AMERICA
                                FAMILY OF FUNDS

                                    [diamond]

                                Balanced Fund II
                            California Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                              Fund of the Americas
                           Global Opportunities Fund
                      Global Resources & Development Fund
                           Government Securities Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                             Strategic Income Fund
                              Tax Free Income Fund
                                World Bond Fund


This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

[GRAPHIC] Evergreen Keystone Logo

P.O. Box 2121
Boston, Massachusetts 02106-2121

BAL2-R-2/97
3M              [recycle symbol]

KEYSTONE

[GRAPHIC]Man and Woman on bicycles

BALANCED
FUND II

[GRAPHIC] Evergreen Keystone Logo

SEMIANNUAL REPORT
DECEMBER 31, 1996